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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934



        Date of Report (Date of Earliest Event Reported) January 2, 1997



                           RFS HOTEL INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


            Tennessee                           0-22164                    62-1534743
   (State or other jurisdiction          (Commission File No.)           I.R.S. Employer
        of incorporation)                                              (Identification No.)


                            889 Ridge Lake Boulevard
                                   Suite 100
                            Memphis, Tennessee 38120
                    (Address of principal executive offices)


                                 (901) 767-5154
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 2, 1997, RFS Partnership, L.P., a Tennessee limited partnership (the "Partnership") of which RFS Hotel Investors, Inc., a Tennessee corporation (the "Registrant") serves as general partner, consummated the acquisition of four hotel properties in California, three Sheraton Four Points hotels and one Sheraton hotel (the "Hotels") as follows: (1) a 174 room Sheraton Four Points hotel in Sunnyvale, California (the "Sunnyvale Hotel"),
(2) a 197 room Sheraton Four Points hotel in Bakersfield, California (the"Bakersfield Hotel"), (3) a 214 room Sheraton Four Points hotel in Pleasanton, California (the "Pleasanton Hotel") and (4) a 229 room Sheraton hotel in San Jose, California (the "San Jose Hotel"). The four Hotels were acquired from a group of affiliated sellers. The Sunnyvale Hotel was purchased from Gus Enterprises-VIII, a California general partnership; the Bakersfield Hotel was purchased from Gus Enterprises-X, a California limited partnership; the Pleasanton Hotel was purchased from Gus Enterprises-XI, a California limited partnership, and the San Jose Hotel was purchased from Gus Enterprises-XII, a California limited partnership in negotiated transactions (Gus Enterprises-VIII, Gus Enterprises-X, Gus Enterprises-XI and Gus Enterprises-XIII are hereafter referred to as the "Selling Partnerships"). The Selling Partnerships are unrelated to the Registrant. The Hotels were acquired by the Partnership for an aggregate of 2,244,934 units of limited partnership interest in the Partnership ("Units") and $52,019,821 in cash, which cash was obtained from the proceeds of the Partnership's line of credit with Boatmen's Bank of Tennessee. The Hotels will continue to be operated as hotel properties.

         The 2,244,934 Units issued in connection with the acquisition of the Hotels have redemption rights which enable the holders to redeem their Units in exchange for shares of Common Stock of the Registrant on the one-for-one basis or, at the election of the Registrant, for cash. Generally, the redemption rights for the Units issued in connection with the Hotels may not be exercised until July 1997. Annual distributions are payable on the Units generally equal to the distributions on shares of Common Stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of the Hotels

                 The audited combined balance sheet as of December 31, 1995 and the related combined statements of operations, partners' equity and cash flows for the year then ended and the unaudited combined balance sheet as of September 30, 1996 and the related statements of operations, partners' equity and cash flows for the nine months ended September 30, 1995 and 1996 (unaudited), will be filed within 60 days, as prescribed by Rule 3-05 of Regulation S-X.

         (b)     Pro Forma Financial Information

                 Pro forma financial information (unaudited) for the year ended December 31, 1995 and for the nine months ended September 30, 1996 reflecting the acquisition of the Hotels will be filed within 60 days, as prescribed by Rule 3-05 of Regulation S-X.

         (c)     Exhibits

                  10.1 Hotel Purchase Agreement by and between Gus Enterprises, VIII, a California general partnership, and RFS Partnership, L.P., a Tennessee limited partnership, dated December 3, 1996. The purchase agreements for the other three Hotels are substantially similar to this agreement.

                 *23.1    Consent of Coopers & Lybrand.





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                 *99.1    Audited balance sheets and statements of income of
                          the Hotels for the year ended December 31, 1995 and for the nine months ended September 30, 1995 and 1996 (unaudited).

                 *99.2 Pro forma financial information for RFS Hotel Investors, Inc. for the year ended December 31, 1995 and the nine months ended September 30, 1996 (unaudited).

                      *   To be filed by amendment.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RFS HOTEL INVESTORS, INC.


  January 17, 1997                     /s/ Michael J. Pascal
--------------------                 -----------------------------
Date                                 Michael J. Pascal
                                     Secretary and Treasurer
                                     (Principal Financial Officer)





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                                 EXHIBIT INDEX


 10.1 Hotel Purchase Agreement by and between Gus Enterprises, VIII, a California general partnership, and RFS Partnership, L.P., a Tennessee limited partnership, dated December 3, 1996. The purchase agreements for the other three Hotels are substantially similar to this agreement.

*23.1    Consent of Coopers & Lybrand.

*99.1 Audited balance sheets and statements of income of the Hotels for the year ended December 31, 1995 and for the nine months ended September 30, 1995 and 1996 (unaudited).

*99.2 Pro forma financial information for RFS Hotel Investors, Inc. for the year ended December 31, 1995 and the nine months ended September 30, 1996 (unaudited).

     *   To be filed by amendment.










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